Filed pursuant to Rule 497(e)
Registration No 333-164298
December 5, 2014

DOUBLELINE FUNDS TRUST

DoubleLine Long Duration Total Return Bond Fund

Supplement dated December 5, 2014 to the Summary Prospectus, Prospectus and Statement of Additional Information for Class I (DBLDX) and Class N (DLLDX) shares of DoubleLine Long Duration Total Return Bond Fund, each dated December 1, 2014. This Supplement updates certain information contained in the referenced documents. Please review this important information carefully.

Shares of DoubleLine Long Duration Total Return Bond Fund (the “Fund”) may currently only be purchased by affiliates of DoubleLine Capital LP. Beginning on December 15, 2014, shares of the Fund will be available for purchase by members of the public who meet the eligibility requirements specified in the Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.